Exhibit 10.10

EXECUTION COPY

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

JOINT AMENDMENT NO. 2 TO THE MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 3 TO THE PRICING SIDE LETTER

This Joint Amendment No. 2 to the MSR PC Repo Agreement (as defined below) and Amendment No. 3 to the Pricing Side Letter (as defined below), is entered into as of October 21, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB” or the “Buyer”), PENNYMAC LOAN SERVICES, LLC (“PLS” or the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the MSR PC Repo Agreement.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer, the Guarantor and the Seller are parties to that certain Master Repurchase Agreement, dated as of September 11, 2019 (as amended by Amendment No. 1, dated as of April 24, 2020, and this Amendment and as may be further restated, supplemented or otherwise modified from time to time, the “MSR PC Repo Agreement”) and the related Pricing Side Letter, dated as of September 11, 2019 (as amended by Amendment No. 1, dated as of April 1, 2020, Amendment No. 2, dated as of April 24, 2020, and this Amendment and as may be further restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the MSR PC Repo Agreement and the Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the MSR PC Repo Agreement and the Pricing Side Letter; and

WHEREAS, as a condition precedent to amending the MSR PC Repo Agreement and the Pricing Side Letter, the Buyer has required the Guarantor to ratify and affirm the guaranty under Section 11.13 of the MSR PC Repo Agreement on the date hereof.

NOW THEREFORE, the Administrative Agent, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the MSR PC Repo Agreement and the Pricing Side Letter are hereby amended as follows:

SECTION 1.   Amendment to the MSR PC Repo Agreement.

(a)        Section 1.1 of Schedule I the MSR PC Repo Agreement is hereby amended by deleting the definition of “Default Rate” in its entirety and replacing it with the following:

“Default Rate” means, with respect to any Price Differential for any Price Differential Period, and any late payment of fees or other amounts due hereunder, the Base Rate for the related Price Differential Period (or for all successive Price Differential Periods during which such fees or other amounts were delinquent), plus [*****] per annum.

SECTION 2.   Amendment to the Pricing Side Letter.

(a)        Section 1 of the Pricing Side Letter is hereby amended by deleting the definitions of “Applicable Margin” and “Maturity Date” in their entirety and replacing them with the following:

“Applicable Margin” means with respect to the Participation Certificate, (i) prior to the occurrence of an Event of Default, [*****] per annum, and (ii) following the occurrence and during the continuation of an Event of Default [*****] per annum.

“Maturity Date” means April 23, 2021.

SECTION 3.   Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer, the Seller and the Guarantor.

SECTION 4.   Representations and Warranties.  Each Seller and Guarantor hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in the MSR PC Repo Agreement and the Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article VI of the MSR PC Repo Agreement.

SECTION 5.   Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations contained in Section 11.13 of the MSR PC Repo Agreement.

SECTION 6.   Limited Effect.  Except as expressly amended and modified by this Amendment, each of the MSR PC Repo Agreement and the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its respective terms.

SECTION 7.   Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed in any number of counterparts and all of such counterparts shall be an original, but all of which shall together constitute one and the same instrument.  The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including but not limited to DocuSign.

SECTION 8.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[Joint Amendment No. 2 to FNMA PC Repurchase Agreement and

Amendment No. 3 to Pricing Side Letter (CS-PLS – Fannie)]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[Joint Amendment No. 2 to FNMA PC Repurchase Agreement and

Amendment No. 3 to Pricing Side Letter (CS-PLS – Fannie)]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[Joint Amendment No. 2 to FNMA PC Repurchase Agreement and

Amendment No. 3 to Pricing Side Letter (CS-PLS – Fannie)]